EXHIBIT 10.16

ASSIGNMENT AND ASSUMPTION AGREEMENT	THIS SPACE RESERVED FOR RECORDING DATA
RETURN TO:
P.I.N.

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of November 4, 2005 (this “Agreement”), between MGE POWER ELM ROAD, LLC, a Wisconsin limited liability company (the “Assignor”) and MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (the “Assignee”).

W I T N E S S E T H :

WHEREAS, Wisconsin Electric Power Company (“Wisconsin Electric”), as Grantor, Assignor, as a Grantee, and Wisconsin Public Power Inc., also as a Grantee, have entered into a certain Easement and Indemnification Agreement dated December 17, 2004, for Elm Road Generating Station Unit 1 recorded in the Register of Deeds for Milwaukee County at Deed Book _____, Page ____ and the Register of Deeds for Racine County at Deed Book ___, Page ____ (the “Easement Agreement”); and

WHEREAS, the parties hereto desire to effect (a) the assignment by the Assignor to the Assignee of all of the right, title and interest of the Assignor in, under and with respect to, the Easement Agreement and the real estate interests referenced therein, and (b) the assumption by the Assignee of the obligations of the Assignor accruing thereunder; and

WHEREAS, Section 8.1 of the Easement Agreement permits such assignment and assumption under the terms and conditions thereof;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

Section 1.

Assignment.

Effective as of the date hereof (the “Transfer Date”), the Assignor hereby irrevocably sells, assigns, transfers and conveys to the Assignee all of its right, title and interest in, to and under the Easement Agreement and the real estate interests referenced therein, being with regard to the Land more particularly described in Exhibit A attached hereto, Parcel 1, Parcel 2 and the Retained Land all as more particularly described in Exhibit B attached hereto, the New Common Facilities Easement Area more particularly described in Exhibit C attached hereto, and the Access Easement Area more particularly described in Exhibit D attached hereto, and all other documents, agreements and instruments executed and delivered by the Assignor and the other parties thereto in connection with the Easement Agreement.

Section 2.

Assumption.

On and as of the Transfer Date, the Assignee hereby accepts the assignment set forth in Section 1 hereof, and assumes all of the obligations, liabilities and duties of the Assignor under the Easement Agreement (such assumed obligations, as may be amended, supplemented, revised or restated at any time and from time to time, being defined as the “Assumed Obligations”) and confirms that it shall be deemed a party to the Easement Agreement as if it were named as a Grantee therein, and effective on and as of the Transfer Date, the Assignor shall have no further duty, obligation, liability or burden under the Easement Agreement or other contract, agreement, document or other instrument relating thereto, but only for so long as this Agreement is in effect.

Section 3.

Consideration.

In consideration of the assignment to the Assignee hereunder, Assignee agrees to pay Assignor an annual fee (the “Annual Fee”) of FIFTEEN THOUSAND and 00/100 DOLLARS ($15,000.00).  The Annual Fee shall be payable on the Transfer Date and on or before the anniversary date of the Transfer Date for so long as this Agreement shall remain in effect.  If applicable, the Annual Fee shall be prorated for the first and/or last years of the term of this Agreement.  Provided, however, that in the event the Annual Fee as defined in the Easement Agreement is recalculated pursuant to the provisions of Section 4.1 of the Easement Agreement, the Annual Fee hereunder shall be deemed readjusted to be equal to the Annual Fee as recalculated under the Easement Agreement, and shall be payable in accordance therewith.

Section 4.

Term.

This Agreement shall be effective from the Transfer Date and shall terminate on the date that: Assignee shall no longer be either an owner or a lessee of an undivided interest in the Unit 1 Facility (as defined in the Easement Agreement).

Section 5.

Assignee Representations and Warranties.

The Assignee hereby represents and warrants to the Assignor that as of the Transfer Date:

(a)

it is a corporation duly organized, validly existing and in good standing under the laws of Wisconsin, and has the full corporate power, authority and legal right under the laws of such jurisdiction to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement and to perform the Assumed Obligations;

(b)

it has duly authorized, executed and delivered this Agreement, and its performance of this Agreement and the Assumed Obligations have been duly authorized and constitute legal, valid and binding obligations of the Assignee, enforceable against the Assignee in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, rehabilitation, liquidation, conservation, dissolution, moratorium or similar laws affecting the rights of creditors generally (including the rights of creditors of insurance companies) and by general principles of equity (regardless of whether enforcement is pursuant to a proceeding in equity or at law);

(c)

the execution, delivery and performance by the Assignee of this Agreement and the performance of the Assumed Obligations are not in violation of its organizational documents and do not and will not contravene the provisions of, or constitute a default under, any material indenture, agreement, long-term lease, license or other agreement or instrument to which the Assignee is a party;

(d)

neither the execution and delivery by the Assignee of this Agreement nor the performance by the Assignee of any of the Assumed Obligations require the Assignee to obtain the consent or approval of, give prior notice to, register with, or take any other action with respect to, any governmental authority or register with or take any other action with respect to any applicable law (other than in the normal course of business) (provided that no representation or warranty is made as to any applicable law to the extent the Assignee may be subject thereto as a result of the activities of the Assignor as a Grantee);

(e)

there are no pending or, to the knowledge of the Assignee, threatened actions, suits or proceedings against or affecting the Assignee or any of its property before or by any court or administrative agency in respect of this Agreement, which if adversely determined, will materially adversely affect the financial condition, business or operations of the Assignee or the ability of the Assignee to perform the Assumed Obligations.

Section 6.

Assignor Representations and Warranties.

The Assignor hereby represents and warrants to the Assignee that as of the Transfer Date:

(a)

it is a limited liability company duly organized, validly existing and in good standing under the laws of Wisconsin, and has the full corporate power, authority and legal right under the laws of such jurisdiction to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement;

(b)

it has duly authorized, executed and delivered this Agreement and the Easement Agreement, and its performance of this Agreement and the Easement Agreement have been duly authorized and constitute legal, valid and binding obligations of the Assignor, enforceable against the Assignor in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, rehabilitation, liquidation, conservation, dissolution, moratorium or similar laws affecting the rights of creditors generally (including the rights of creditors of insurance companies) and by general principles of equity (regardless of whether enforcement is pursuant to a proceeding in equity or at law);

(c)

the execution, delivery and performance by the Assignor of this Agreement and the Easement Agreement is not in violation of its organizational documents and does not and will not contravene the provisions of, or constitute a default under, any material indenture, agreement, long-term lease, license or other agreement or instrument to which the Assignor is a party;

(d)

the execution and delivery by the Assignor of this Agreement and the Easement Agreement does not require the Assignor to obtain the consent or approval of, give prior notice to, register with, or take any other action with respect to, any governmental authority or register with or take any other action with respect to any applicable law (other than in the normal course of business) (provided that no representation or warranty is made as to any applicable law to the extent the Assignor may be subject thereto as a result of the activities of the Assignee);

(e)

there are no pending or, to the knowledge of the Assignor, threatened actions, suits or proceedings against or affecting the Assignor or any of its property before or by any court or administrative agency in respect of this Agreement, which if adversely determined, will materially adversely affect the financial condition, business or operations of the Assignor or the ability of the Assignor to perform its obligations hereunder.

Section 7.

Assignor’s Right To Grant Security Interests in This Agreement.

Assignor shall have the right to assign as collateral, encumber, pledge or hypothecate its interest in this Agreement in favor of or to any lender providing financing to the Assignor.  To the extent appropriate, the terms and provisions of Sections 8.6(a) and (b) of the Easement Agreement shall apply to any such collateral assignment, encumbrance, pledge or hypothecation.

Section 8.

General Indemnity.

(a)

Each party hereto (an “Indemnifying Party”) shall indemnify the other party hereto, their respective officers, directors, employees, representatives and agents (each an “Indemnitee”) from, and hold each of them harmless against, any and all claims that may at any time be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to (a) the execution, delivery or performance by the Indemnifying Party of this Agreement, (b) any breach or default by the Indemnifying Party of any of its covenants or representations and warranties under this Agreement, (c) any violation by the Indemnifying Party of any applicable law or Government approval, and (d) any liability to any person arising out of the management, use, control, ownership or operation, as the case may be, by the Indemnifying

Party of Unit 1 and/or the Unit 1 Facility, or the Elm Road Site (all as such terms are defined in the Easement Agreement); provided, however, that in no event shall an Indemnitee be indemnified for any such claims caused by reason of the gross negligence or willful misconduct of such Indemnitee.

(b)

The provisions of this Section 8 shall survive the expiration, early termination or surrender of this Agreement.

Section 9.

Indemnification Procedures.

(a)

Cooperation Regarding Claims.  If any Indemnitee receives notice or has knowledge of any such claim that may result in a claim for indemnification by such Indemnitee against an Indemnifying Party pursuant to this Section 9, such Indemnitee shall as promptly as possible give the Indemnifying Party notice of such claim, including a reasonably detailed description of the facts and circumstances relating to such claim, a complete copy of all notices, pleadings and other papers related thereto, and in reasonable detail the basis for its claim for indemnification with respect thereto.  Failure to promptly give such notice or to provide such information and documents shall not relieve the Indemnifying Party from the obligation hereunder to respond to or defend the Indemnitee against such claim unless such failure shall materially diminish the ability of the Indemnifying Party to respond to or to defend the Indemnitee against such claim.  The Indemnifying Party, upon its acknowledgment in writing of its obligation to indemnify the Indemnitee in accordance with this Section 9 shall be entitled to assume the defense or to represent the interest of the Indemnitee, as the case may be, with respect to such claim, which shall include the right to select and direct legal counsel and other consultants, appear in proceedings on behalf of such and to propose, accept or reject offers of settlement, all at its sole cost.  If and to the extent that any claim is other than for money damages, then (i) the terms of the foregoing sentence shall not apply, (ii) pursuant to the terms of Article 7 of the Easement Agreement, Wisconsin Electric shall be entitled to assume the defense with respect to such claim, which shall include the right to select and direct legal counsel and other consultants, and (iii) any settlement will be subject to the reasonable approval of the Indemnifying Party.  Nothing herein shall prevent an Indemnitee from retaining its own legal counsel and other consultants and participating in its own defense at its own cost and expense.  The parties hereto shall cooperate with each other in any notification to insurers.

(b)

Limitation on Liability.  Notwithstanding any provision in this Agreement to the contrary, no party hereto shall be liable under this Agreement for any consequential or indirect loss or damage, including loss of profit, cost of capital, loss of goodwill, replacement power, loss of revenue from the sale of capacity or energy or any other special or incidental damages.

Section 10.

Governing Law.

This Agreement shall in all respects be governed by and construed and interpreted in accordance with, the laws of the State of Wisconsin.

Section 11.

Entire Agreement.

This Agreement constitutes the entire agreement between the parties hereto with respect to the assignment and assumption hereunder.

Section 12.

Notices.

All notices and other communications required under the terms and conditions hereof shall be in writing or shall be produced by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or next business day or courier service (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed as provided below or to such other address as any party may designate by written notice to the other parties:

(a)

If to the Assignor, to:

MGE Power Elm Road, LLC

P.O. Box 1231
Madison, WI 53701

Attn:  Manager
Tel:

608-252-7149
Fax:

608-252-4794

(b)

If to the Assignee, to:

Madison Gas and Electric Company

P.O. Box 1231
Madison, WI 53701-1231
Attn:  Chief Financial Officer

Tel:

608-252-7075
Fax:

608-252-7098

Section 13.

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

ASSIGNOR:
MGE POWER ELM ROAD, LLC By: /s/ Jeffrey C. Newman Name: Jeffrey C. Newman Title: Manager

By: /s/ Kristine Euclide Name: Kristine Euclide Title: Manager

ASSIGNEE:
MADISON GAS AND ELECTRIC COMPANY
By: /s/ Terry A. Hanson Name: Terry A. Hanson Title: Chief Financial Officer

By: /s/ Jeffrey C. Newman Name: Jeffrey C. Newman Title: Vice President and Treasurer

STATE OF WISCONSIN

)

) ss
COUNTY OF DANE

)

Personally came before me this 4th day of November, 2005, the above-named Jeffrey C. Newman, a Manager of MGE Power Elm Road, LLC, and Kristine Euclide, the Manager, to me known to be the persons who executed the foregoing instrument and acknowledged the same on behalf of said company.

Notary Public, State of Wisconsin

My Commission:

STATE OF WISCONSIN

)

) ss
COUNTY OF DANE

)

Personally came before me this 4th day of November, 2005, the above-named Terry A. Hanson, the Chief Financial Officer of Madison Gas and Electric Company, and Jeffrey Newman, the Vice President and Treasurer, to me known to be the persons who executed the foregoing instrument and acknowledged the same on behalf of said corporation.

Notary Public, State of Wisconsin

My Commission:

This instrument drafted by:

Philip M. Battles, III

Hunton & Williams LLP

1900 K Street, N.W.

Washington, DC  20006

EXHIBIT A

Legal Description of the Land

Parcel Identification Numbers: _________________________

Area "A"

Being part of the Northwest 1/4 and the Northeast Fractional 1/4 of Section 36, Town 5 North, Range 22 East and the Northwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Northeast Fractional 1/4 of Section 36; thence N89°49'27'E along the North line of said Northeast Fractional 1/4 of Section 36, 2199.57 feet to a point on the East line of East Oakwood Road as delineated by the aforesaid City of Oak Creek, said point also being a meander corner on said North line and the point of beginning; thence S21°09'39"E along a meander line, 1210.79 feet to a meander corner on the East line of said Northeast Fractional 1/4 of Section 36; thence S25°43'15"E along a meander line, 1669.86 feet to a point on the East line of East Elm Road as delineated by the aforesaid City of Oak Creek, said point also being a meander corner on the South line of the aforesaid Northwest Fraction 1/4 of Section 31; thence S89°11'23"W along said South line, 702.85 feet to the Southeast corner of the aforesaid Northeast Fractional 1/4 of Section 36; thence S89°44'16"W along the South line of the said Northeast Fractional 1/4 Section 36, 2389.50 feet to a point on the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 2803.75 feet to an iron pipe found and a point on the South line of the aforesaid East Oakwood Road; thence N89°49'19"E along said South line, 194.06 feet to the Westerly line of Lot 1, Certified Survey Map (C.S.M.) No. 5261; thence S21°17'33"E along said Westerly line, 911.31 feet to an iron rod found; thence N89°46'47"E along the South line of said Lot 1, 366.42 feet to a iron rod found; thence N00°40'16"W along the East line of said Lot 1 and the West line of Lot 2, C.S.M. No. 88, 822.89 feet to a point on the South line of the aforesaid East Oakwood Road, said point also being the Northwest corner of Lot 2, Certified Survey Map No. 88; thence N89°49'27"E along said South line, 528.00 feet to an iron pipe found; thence N00°40'16"W along said South line, 27.00 feet; thence N89°49'27"E along said South line, 1539.27 feet to a point on the aforesaid East line of East Oakwood Road; thence N00°10'33"W along said East line, 33.00 feet to the point of beginning, expecting the Southerly 33 feet West of the meander corner dedicated for road purposes, together with that part of the  aforesaid Northeast Fractional 1/4 Section 36 and that part of the aforesaid Northwest Fractional 1/4 of Section 31 lying East of the aforesaid meander lines and West of the Westerly boundary of Lake Michigan.  Containing 193.8592 acres (8,444,507 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 166.9345 acres (7,271,667 Sq. Ft.) more or less of land net to said meander lines.  Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "B"

Being part of the Southeast 1/4 Section 36, Town 5, Range 22 East and the Southwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Southeast 1/4 of Section 36; thence N89°11'23"E along the North line of the aforesaid Southwest Fractional 1/4 of Section 31, 702.85 feet to a meander corner on said North line; thence S20°44'41"E along a meander line, 2795.19 feet to a meaner corner on the South line of the aforesaid Southwest Fractional 1/4 of  Section 31; thence S89°12'43"W along said South line, 1655.56 feet to the Southeast corner of the aforesaid Southeast 1/4 of Section 36; thence S89°13'29"W along the South line of said Southeast 1/4, 1346.79 feet to the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 750.00 feet; thence continuing along said Easterly line, N51°17'33"W, 100 feet; thence continuing along said Easterly line, N21°17'33"W, 2009.95 feet to a point on the North line of the aforesaid Southeast

1/4 of Section 36; thence N89°44'16"E along said North line, 2389.50 feet to the point of beginning, excepting the Northerly 33 feet West of the meander corner dedicated for road purposes, together with that part of the aforesaid Southwest Fractional 1/4 of Section 31 lying East of the aforesaid meander line and West of the Westerly boundary of Lake Michigan. Containing 241.3945 acres (10,515,143 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 182.5011 acres (7,949,748 Sq. Ft.) more or less of land net to said meander line.  Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "C"

Being part of the Northeast 1/4 of Section 1, Town 4 North, Range 22 East and the North Fractional 1/2 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Northeast 1/4 of Section 1; thence N89°12'43"E along the North line of the aforesaid North Fractional 1/2 of Section 6, 1655.55 feet to a meander corner on said North line; thence S20°46'04"E along a meander line, 1472.36 feet to a point on the North line of the South 80 acres of said North Fractional 1/2 of Section 6; thence S85°31'53"W along said North line, 2162.64 feet to a point on the East line of the aforesaid Northeast 1/4 of Section 1, said point being 1522.57 feet South of the Northeast corner of the aforesaid Northeast 1/4 of Section 1 as measured along said East line; thence S00°48'20"E along said East line, 1119.17 feet to the Southeast corner of said Northeast 1/4 of Section 1; thence N88°30'37"W along the South line of said Northeast 1/4 of Section 1, 419.49 feet to a point on the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°17'33"W along said Easterly line, 2684.25 feet; thence continuing along said Easterly line, N68°42'27"E, 50.00 feet; thence continuing along said Easterly line, N21°17'33"W, 100.00 feet to a point on the North line of said Northeast 1/4 of Section 1; thence N89°13'29"E along said North line, 1346.79 feet to the point of beginning, together with that part of the aforesaid North Fractional 1/2 of Section 6 lying East of the aforesaid meander line, North of the aforesaid North line of the South 80 acres and West of the Westerly boundary of Lake Michigan.  Containing 139.1991 acres (6,063,511 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 118.7895 acres (5,174,472 Sq. Ft.) more or less of land net to said meander line. Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "D"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East and the South Fractional 1/2 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northeast corner of the aforesaid Southeast 1/4 of Section 1; thence N85°31'53"E along the North line of the aforesaid South Fractional 1/2 of Section 6, 2560.72 feet to a meander line intersecting said North line; thence S20°46'04"E along said meander line, 292.10 feet to a meander corner on the North and South 1/4 line of said South Fractional 1/2 of Section 6; thence S30°47'21"E along a meander line, 2627.79 feet to a meander corner on the

South line of said South Fractional 1/2 of Section 6; thence S85°36'59"W along said South line, 1329.18 feet to the South of said South Fractional 1/2 of Section 6; thence N00°28'53"W along the aforesaid North and South 1/4 line, 1791.96 feet to the South line of the North 12.82 chains of Southwest 1/4 of said Section 6; thence S85°31'53"W along said South line of the North 12.82 chains, 2647.20 feet to the Easterly line of Tax Key No. 06-013-000, said Easterly line also being the Westerly line of Certified Survey map No. 1189; thence S21°16'53"E along said Easterly line, 1832.97 feet to an iron pipe found and the North line of Seven Mile Road; thence S85°31'53"W along said North line, 104.47 feet to the Easterly line of the Chicago and North Western Transportation Company right-of-way; thence N21°16'53"W along said Easterly line, 2762.36 feet to a point on the North line of the aforesaid Southeast 1/4 of Section 1; thence S88°30'37"E along said North line, 419.49 feet to the point of beginning, together with that part of the aforesaid South Fractional 1/2 of Section 6 lying East of the aforesaid meander lines and West of the Westerly boundary of Lake Michigan. Containing 128.6296 acres (5,603,106 Sq. Ft.) more or less of land gross to the Westerly boundary of Lake Michigan, 96.4971 acres (4,203,413 Sq. Ft.) more or less of land net to said meander line. Subject to riparian rights, covenants, conditions, restrictions and easements of record.

Area "E"

Being part of the Northwest 1/4 of the Northwest 1/4 of Section 7, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Northwest 1/4 of Section 7; thence N85°31'54"E along the North line of said Northwest 1/4 of Section 7, 469.66 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°21'16"E along said Westerly line, 34.49 feet to a point on the South line of Seven Mile Road, said point also being the point of beginning; thence continuing S21°21'16"E along said Westerly line, 767.80 feet; thence S85°31'54"W, 717.72 feet; thence N00°53'05"W, parallel to and 33.00 feet East of (as measured at right angles to) the West line of the aforesaid Northwest 1/4 of Section 7, 736.14 feet to a point on the aforesaid South line of Seven Mile Road, thence N85°31'54"E along said South line, 448.68 feet to the point of beginning.   Containing 9.8364 acres (428,473 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "F"

Being part of the Northeast 1/4 of Section 12, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northeast corner of the aforesaid Northeast 1/4 of Section 12; thence S00°53'05"E along the East line of said Northeast 1/4 of Section 12, 144.60 feet; thence N88°40'57"W parallel to the North line of said Northeast 1/4 of Section 12, 33.02 feet to the point of beginning; thence S00°53'05"E parallel to and 33.00 feet West of (as measured at right angles to) the aforesaid East line of the Northeast 1/4 of Section 12, 624.60 feet; thence N88°40'57"W, 193.50 feet; thence N00°53'05"W, 624.60 feet; thence S88°40'57"E, 193.50 feet to the point of beginning. Containing 2.7725 acres (120,768 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "G"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East and part of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Southeast corner of the aforesaid Southeast 1/4 of Section 1; thence N88°40'57" W along the South line of said Southeast 1/4 of Section 1, 572.27 feet; thence N01°19'03" E, 33.00 feet to a point on the North line of Seven Mile Road (North line being 33.00 feet North of, as measured at right angles to, the South line of said Southeast 1/4 of Section 1 and the South line of said Southwest 1/4 of Section 6), said point also being the point of beginning; thence continuing N01°19'03" E along a West line of Tax Key No. 01-057-003, 308.00 feet; thence N88°40'57" W along a South line of Tax Key No. 01-057-003, 380.02 feet; thence S01°19'03"W along the East line of Tax Key No. 01-053-000, 63.00 feet to an iron rod found; thence N88°40'57"W along the South line of Tax Key No. 01-053-000, 260.72 feet to a point on the Easterly line of Douglas Avenue (S.T.H. "32"), thence Northwesterly along said Easterly line and the arc of a curve to the left, 150.68 feet, radius of 5763.45 feet and a chord bearing N24°51'09"W, 150.68 feet; thence continuing along said Easterly line N24°15'37"W, 1007.43 feet to the North line of the South 1/2 of the aforesaid Southeast 1/4 of Section 1; thence S88°35'47"E along said North line, 1653.44 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°16'53"E along said Westerly line, 1343.29 feet to a point on the aforesaid North line of Seven Mile Road; thence South 85°31'53" W along said North line, 459.22 feet; thence continuing along said North line, N88°40'57" W, 570.61 feet to the point of beginning. Containing 43.5668 acres (1,897,771 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "H"

Being part of the Southeast 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Southeast 1/4 of Section 1; thence S00°45'44"E along the West line of said Southeast 1/4 of Section 1, 3.23 feet to a point on the Westerly line of Douglas Avenue (S.T.H. "32"), said point being the point of beginning; thence S38°23'59"E along said Westerly line, 742.73 feet; thence S53°34'18"W along the Northerly line of Lot 1, Certified Survey Map No. 1833, 354.24 feet; thence S36°25'42"E along the Westerly line of said Lot 1, 399.14 feet; thence N53°34'18"E along the Southerly line of said Lot 1, 343.76 feet to a point on the aforesaid Westerly line of Douglas Avenue; thence Southeasterly along said Westerly line and the arc of a curve to the right, 226.22 feet, radius of 2257.00 feet and a chord bearing S27°07'52"E, 226.12 feet; thence continuing along said Westerly line S24°15'35"E, 254.24 feet to an iron rod found; thence N88°35'47"W along the South line of the North 1/2 of the aforesaid Southeast 1/4 of Section 1, 880.20 feet to an iron rod found; thence N00°45'44"W along the aforesaid West line of the Southeast 1/4 of Section 1, 1321.01 feet to the point of beginning. Containing 11.6507 acres (507,506 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "J"

Being part of the Northeast 1/4 and the Northwest 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Beginning at the Northwest corner of the aforesaid Northeast 1/4 of Section 1; thence N89°39'50"E along the North line of the said Northeast 1/4 of Section 1, 22.27 feet to the Southwest corner of the Southeast 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin; thence continuing on said North line, N89°13'29"E, 1125.71 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°17'33"E along said Westerly line, 2798.39 feet to a point on the South line of said Northeast 1/4 of Section 1; thence N88°30'37"W along said South line, 2023.93 feet to a point on the Easterly line of Douglas Avenue (S.T.H. "32"); thence N38°21'36"W along said Easterly line, 1680.96 feet; thence Northwesterly along said Easterly line and the arc of a curve to the left, 176.96 feet, radius of 5763.00 feet with a chord bearing N39°21'44" W, 176.95 feet; thence N36°51'12"W along said Easterly line, 258.94 feet, thence continuing along said Easterly line, N43°09'12"W, 155.19 feet, thence continuing along said Easterly line, N47°56'12"W, 382.34 feet; thence continuing along said Easterly line,

N44°36'55"W, 697.01 feet to a point on the North line of the aforesaid Northwest 1/4 of Section 1; thence N89°39'50"E along said North line, 2049.83 feet to the point of beginning. Containing 149.6117 acres (6,517,086 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "K"

Being part of the Southeast 1/4 and the Southwest 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Northwest corner of the aforesaid Southeast 1/4 of Section 36; thence S00°42'13"E along the West line of said Southeast 1/4 of Section 36, 24.75 feet to a point on the South line of East Elm Road, said point also being the point of beginning; thence continuing on said West line of the Southeast 1/4 of Section 36 and said South line of East Elm Road, S00°42'13"E, 8.25 feet; thence continuing on said South line, N89°44'16"E, 143.35 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°17'33"E along said Westerly line, 2793.51 feet to a point on the South line of said Southeast 1/4 of Section 36; thence S89°13'29"W along said South line, 1125.71 feet to the Southwest corner of said Southeast 1/4 of Section 36; thence S89°39'50"W along the South line of the aforesaid Southwest 1/4 of Section 36, 22.27 feet to the Northwest corner of the Northeast 1/4 of Section 1, Town 4 North, Range 22 East, Town of Caledonia, Racine County, Wisconsin; thence continuing S89°39'50"W along said South line, 2049.83 feet to a point on the Easterly line of South Chicago Road (S.T.H. "32"), said Easterly line is 33.0 feet Easterly of (as measured at right angles to) the reference line described in Document No. 6669080; thence N44°36'55"W along said Easterly line, 25.21 feet; thence continuing along said Easterly line and the arc of a curve to the right, 1436.73 feet, radius of 1730.06 feet and a chord bearing N20°49'29.5"W, 1395.80 feet to a point on the North line of the South 1/2 of the Southwest 1/4 of said Section 36, said North line also being the South line of lands conveyed by Deed recorded in Volume 118 of Deeds at page 607; thence N89°40'13"E along said North line, 214.19 feet; thence N06°26'53"E along the East line of said Deed, 204.93 feet; thence S89°40'13"W along the North line of said Deed, 214.50 feet to a point on the aforesaid Easterly line of South Chicago Road; thence Northeasterly along said easterly line and the arc of a curve to the right, 142.66 feet, radius of 1730.06 feet and a chord bearing N12°07'05"E, 142.62 feet; thence continuing along said Easterly line, N14°28'49"E, 367.90 feet; thence continuing along said Easterly line and the arc of a curve to the left, 611.60 feet, radius of 3307.05 feet and a chord bearing N09°10'56"E, 610.73 feet to a point on the South line of East Elm Road; thence N89°40'36"E along said South line, 726.76 feet; thence S00°42'24"E along the West line of lands conveyed by Deed in Reel 630 of Deeds at image 1338-1339, 363.00 feet; thence N89°40'36"E along the South line of said Deed, 900.00 feet; thence N00°42'24"W along the East line of said Deed, 363.00 feet to a point on the aforesaid South line of East Elm Road; thence N89°40'36"E along said South line, 684.93 feet to the point of beginning. Containing 176.2727 acres (7,678,439 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "L"

Being all that part of Lots 1, 2, 3 and 4, Block 16, Oak View Subdivision No. 3, located in the Northwest 1/4 of Section 36, and that part of the Northeast Fractional 1/4 of Section 36, all in Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Southeast corner of the aforesaid Northwest 1/4 of Section 36; thence N00°40'16"W along the East line of said Northwest 1/4 of Section 36, 33.00 feet to a point on the North line of East Elm Road, said point also being the point of beginning; thence continuing N00°40'16"W along said East line of the Northwest 1/4 of Section 36 and said North line of East Elm Road, 42.00 feet; thence continuing along said North line, S89°40'36"W, 474.12 feet to the West line of the aforesaid Lot 4; thence N00°20'19"W along said West line, 200.00 feet to an iron pipe found and the North line of the said Lot 4; thence N89°40'36"E along the North line of the aforesaid Lots 1, 2, 3 and 4, 472.96 feet to the aforesaid East line of the Northwest 1/4 of Section 36; thence N00°40'16"W along said East line, 71.94 feet to a point on the Westerly line of the Chicago and North Western Transportation Company right-of-way; thence S21°17'33"E along said Westerly line, 336.34 feet to a point on the aforesaid North line of East Elm Road; thence S89°44'16"W along said North line, 118.46 feet to the point of beginning. Containing 2.6011 acres (113,303 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "M"

Being part of the Southeast 1/4 of the Southeast 1/4 of Section 35 and part of the Southwest 1/4 of the Southwest 1/4 of Section 36, all in Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

Commencing at the Southeast corner of the aforesaid Southeast 1/4 of Section 35; thence S89°23'03"W along the South line of said Southeast 1/4 of Section 35, 1311.215 feet; thence N01°00'36"W along the West line of the East 1/2 of said Southeast 1/4 of Section 35, 24.75 feet to a point on the North line of County Line Road (North line being 24.75 feet North of, as measured at right angles to, the South line of said Southeast 1/4 of Section 35 and the South line of said Southwest 1/4 of Section 36), said point also being the point of beginning; thence continuing N01°00'36"W along said West line, 1301.17 feet; thence N89°23'43"E along the North line of the South 1/2 of said Southeast 1/4 of Section 35, 1302.21 feet to a point on the Westerly line of South Chicago Road (S.T.H. "32"), said Westerly line is 33.0 feet Westerly of (as measured at right angles to) the reference line described in Document No. 6669080; thence Southeasterly along said the Westerly line and the arc of a curve to the left, 1415.39 feet, radius of 1796.06 feet with a chord bearing S19°43'56"E, 1379.05 feet; thence S89°39'50"W along the aforesaid North line of County Line Road, 433.44 feet; thence continuing along said North line, S89°23'03"W, 1311.52 feet to the point of beginning. Containing 42.5762 acres (1,854,618 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "A-B"

Being part of the Northeast Fractional 1/4 and the Southeast 1/4 of Section 36, Town 5 North, Range 22 East and part of the Northwest Fractional 1/4 and the Southwest Fractional 1/4 of Section 31, Town 5 North, Range 23 East, City of Oak Creek, Milwaukee County, Wisconsin, bounded and described as follows:

A 66 foot wide strip of land, formerly known as East Elm Road, being the South 33 feet of said Northeast Fractional 1/4 of Section 36, the South 33 feet of said Northwest Fractional 1/4 of Section 31, the North 33 feet of said Southeast 1/4 of Section 36, the North 33 feet of said Southwest Fractional 1/4 of Section 31; lying East of the East line of the Chicago and North Western Transportation Company right-of-way. Containing 4.69 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-1"

Being part of the Northeast 1/4 and the Northwest 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being the East 2007.70 feet of said Southwest 1/4 of Section 6, bounded on the North by the South line of the North 12.82 chains (846.12 feet) of said Southwest 1/4 of Section 6, bounded on the South by the North line of Parcel 3, Certified Survey Map No. 1189, recorded in Volume 3 of Certified Survey Maps on Pages 476-479 at the Registers Office of Racine County as Document No. 1214113. Containing 4.81 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-2"

Being part of the Northeast 1/4, Northwest 1/4, Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being all of Parcel 3, Certified Survey Map No. 1189, recorded in Volume 3 of Certified Survey Maps on Pages 476-479 at the Registers Office of Racine County as Document No. 1214113. Containing 33.14 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "D-3"

Being part of the Southwest 1/4 and the Southeast 1/4 of the Southwest 1/4 of Section 6, Town 4 North, Range 23 East, Town of Caledonia, Racine County, Wisconsin, bounded and described as follows:

Being the South 14.64 chains (966.24 feet) of said Southwest 1/4 of Section 6, lying East of the East line of the Chicago and North Western Transportation Company right-of-way. Excepting therefrom the West 166 feet, being a 166 foot wide strip of land lying East of, parallel and adjacent to said East line of the Chicago and North Western Transportation Company right-of-way, further excepting the South 33 feet for road purposes. Containing 44.98 acres more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Area "K-L"

Being part of the Southeast 1/4 of the Northwest 1/4, the Southwest 1/4 of the Northeast 1/4, the Northwest 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southwest 1/4 of Section 36, Town 5 North, Range 22 East, City of Oak Creek, Milwaukee County, Wisconsin, formerly known as East Elm Road, bounded and described as follows:

Commencing at the Southwest corner of said Northwest 1/4 of Section 36; thence N89°40’36”E along the South line of said Northwest 1/4 of Section 36, 2161.85 feet to a point S89°40’36”W, 474.58 feet from the Southeast corner of said Northwest 1/4 of Section 36, said point also being the point of beginning; thence N00°19’24”W, 75.00 feet to the Southwest corner of Lot 4, Block 16, Oak View Subdivision No. 3; thence N89°40’36”E along the South line of said Block 16, 474.12 feet; thence S00°40’16”E along the East line of said Northwest 1/4 of Section 36, 42.00 feet; thence N89°44’16”E along the South line of Tax Key No. 963-9995, 118.46 feet; thence S21°17’33”E along the West line of the Chicago and North Western Transportation Company right-of-way, 70.71 feet; thence S89°44’16”W along the North line of Tax Key No. 996-9998, 143.35 feet; thence N00°42’13”W along the East line of said Southeast 1/4 of Section 36, 8.25 feet; thence S89°40’36”W along the North line of Tax Key No. 967-9999-001, 474.74 feet;

thence N00°19’24”W, 24.75 feet to the point of beginning. Containing 1.2848 acres (55,964 Sq. Ft.) more or less of land. Subject to covenants, conditions, restrictions and easements of record.

Corridor South of 7 Mile Road (not shown on diagram)

All that part of the Northwest One-quarter of Section Numbered Seven (7), Township Numbered Four (4) North, Range Numbered Twenty-three (23) East, described as follows:  Commencing at the point where the North line of said Section Seven (7) intersects the East line of the railway right of way, One Hundred (100) feet in width of the Chicago and Northwestern Railway Company; running thence Southeasterly on said East line of said One Hundred (100) foot right of way to the South line of the Northwest One-quarter of said Section Seven (7); thence East on said South line to a point, which point is One Hundred (100) feet distant Northeasterly from the East line of said railway right of way, One Hundred (100) feet in width, measured at right angles thereto; thence Northwesterly on a line parallel to and One Hundred (100) feet distant from the East line of said railway right of way,  One Hundred (100) feet in width to the North line of said Section Seven (7); thence West on said North line to the place of beginning.  Said land being in the Town of Caledonia, County of Racine, State of Wisconsin.

EXHIBIT B

Legal Descriptions of Parcel 1, Parcel 2 and the Retained Land

Being part of the Northeast one-quarter of the Southeast one-quarter and the Southeast one-quarter of the Northeast Fractional one-quarter of Section 36, Town 5 North, Range 22 East, and part of the Southwest Fractional one-quarter of the Northwest Fractional one-quarter and the Northwest Fractional one-quarter of the Southwest Fractional one-quarter of Section 31, Town 5 North, Range 23 East, all in the City of Oak Creek, Milwaukee County, Wisconsin; Parcel 1 and Parcel 2 of said Easement and Indemnification Agreement being bounded and described as follows (see preceding diagram):

Parcel 1

Commencing at a meander corner located on the North line of the aforesaid Southwest Fractional one-quarter of Section 31; thence South 89°11'23" West along said North line, 702.85 feet to the Northeast corner of the aforesaid Southeast one-quarter of Section 36 and the point of beginning; thence North 66°17'20" East, 927.86 feet; thence North 23°42'40" West, 77.15 feet; thence North 66°17'20" East, 166.64 feet; thence South 23°42'40" East, 787.91 feet; thence South 66°17'20" West, 1313.52 feet; thence North 68°42'40" West, 317.56 feet; thence North 23°42'40" West, 486.22 feet; thence North 66°17'20" East, 443.57 feet to the point of beginning, containing 24.8128 acres (1,080,846 square feet) more or less of land.  Subject to covenants, conditions, restrictions and easements of record.

Parcel 2

Commencing at a meander corner located on the North line of the aforesaid Southwest Fractional one-quarter of Section 31; thence South 89°11'23" West along said North line, 702.85 feet to the Northeast corner of the aforesaid Southeast one-quarter of Section 36 and the point of beginning; thence North 66°17'20" East, 927.86 feet; thence North 23°42'40" West, 77.15 feet; thence North 66°17'20" East, 166.64 feet; thence North 23°42'40" West, 196.12 feet; thence North 53°42'40" West, 625.32 feet; thence South 66°17'20" West, 877.47 feet; thence South 21°17'20" West, 492.06 feet; thence South 23°42'40" East, 466.87 feet; thence North 66°17'20" East, 443.57 feet to the point of beginning, containing 25.1419 acres (1,095,182 square feet) more or less of land.  Subject to covenants, conditions, restrictions and easements of record.

Retained Land

The Land as described in Exhibit A less and except Parcel 1 and Parcel 2 as described above.

EXHIBIT C

Description of the New Common Facilities Easement Area

The Parties agree that the New Common Facilities Easement covers only those portions of the Retained Land which are required and necessary for the ownership and siting of the New Common Facilities.  The Parties will formalize a legal description of the New Common Facilities Easement Area once specific metes and bounds descriptions have been prepared.

EXHIBIT D

Description of the Access Easement Area

The Parties agree that the Access Easement Area covers only those portions of the Retained Land which are necessary for ingress to Parcel 1 and the New Common Facilities Easement Area from a publicly dedicated right-of-way, and egress from Parcel 1 and the New Common Facilities Easement Area.  The Parties will formalize a legal description of the Access Easement Area once specific metes and bounds descriptions have been prepared.